UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2024

Independence Contract Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36590	37-1653648
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20475 State Highway 249, Suite 300

Houston, TX 77070

(Address of principal executive offices)

(281) 598-1230

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange where registered
Common Stock, $0.01 par value per share	ICD	New York Stock Exchange

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Notice of Delisting

Following the close of business on August 28, 2024, the New York Stock Exchange (“NYSE”) notified the Independence Contract Drilling, Inc. (the “Company”) that it was no longer compliant with the NYSE’s minimum market capitalization rule which requires the Company to maintain an average market capitalization of $15 million over a consecutive 30-day trading period. There is no cure period permitted for non-compliance with the NYSE market capitalization rule; therefore, the NYSE immediately suspended trading of the Company’s common stock and delisted the Company from the NYSE. Beginning at the open of business on August 29, 2024, the Company’s common stock commenced trading on the OTCQX Best Market.

A copy of the press release announcing these matters is attached as Exhibit 99.1.

Failure to Satisfy a Continued Listing Standard

On August 5, 2024, Stacy D. Nieuwoudt, an independent director of Independence Contract Drilling, Inc. (the “Company”) and Chairman of the Company’s Audit and Corporate Governance & Nominating Committees announced her resignation from the Company’s Board of Directors effective August 16, 2024. As a result of Ms. Nieuwoudt’s resignation, the Board of Directors has appointed Vincent J. Cebula, an independent director, as Chair of the Company’s Audit Committee and Nominating and Corporate Governance Committee.   Because the Company had not yet filled the director vacancy created by Ms. Nieuwoudt’s resignation, the Company currently has six directors, only three of which qualify as independent directors.  In accordance with New York Stock Exchange (“NYSE”) Listing Rule 303A.01, on August 23, 2024, the Company filed an interim written affirmation with the New York Stock Exchange informing the exchange that, as a result of Ms. Nieuwoudt’s resignation, the Company was no longer in compliance with New York Stock Exchange Listing Rule 303A.01.  The Company had not received a deficiency notice from the NYSE with respect to Listing Rule 303A.01 prior to delisting of its common stock from the NYSE at the close of business on August 28, 2024.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated August 28, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Contract Drilling, Inc.

Date: August 28, 2024	By:	/s/ Philip A. Choyce
	Name:	Philip A. Choyce
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary